                               AMENDMENT NO. 3
                                     to
                          AIRCRAFT LEASE AGREEMENT

    THIS LEASE AMENDMENT is made this 15th day of April, 1993, by and between INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, whose address and principal place of business is 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 (hereinafter referred to as "LESSOR"), and WORLD AIRWAYS, INC., a Delaware corporation whose address and principal place of business is at 13873 Park Center Road, Herndon, Virginia 22071 (hereinafter referred to as "LESSEE").

RECITALS
- --------

    A. LESSOR and LESSEE have previously entered into that certain Aircraft Lease Agreement dated September 30, 1992 (the "Lease"), relating to one (1) McDonnell Douglas MD-11 aircraft, bearing Manufacturer's serial No. 48437 (formerly 48519), and FAA registration number N272WA (the "Aircraft").

    B. Pursuant to Lease Amendment No. 2 dated March 31, 1993, LESSOR and LESSEE agreed that the Initial Lease Term will commence on the Delivery Date and continue until September 15, 1995.

    C. Pursuant to Article 5.2.1 of the Lease, LESSOR and LESSEE agreed that in addition to the Fixed Rent amounts, LESSEE shall pay to LESSOR, 1.25% of the cost of any SCN's requested by LESSEE and paid for by LESSOR over and above LESSOR's 409Y baseline configuration and the cost of any Buyer Furnished Equipment paid for by LESSOR in excess of US$2,100,000. The cost of SCN's requested by LESSEE and paid for by LESSOR over and above LESSOR's 409Y baseline configuration totalled US$159,868. 1.25% of US$159,868 equals a monthly Fixed Rent increase in the amount of US$1,998. At Delivery, the cost of Buyer Furnished Equipment paid for by LESSOR did not exceed US$2,100,000.

    D.   LESSOR and LESSEE now desire to amend the Lease as set forth below.

    In consideration of the terms and conditions set forth in the Lease and set forth below, LESSOR and LESSEE hereby agree as follows:

1. The Fixed Rent schedule in Article 1.6 of the Lease "Rent During Initial Lease Term" is hereby deleted in its entirety and replaced with the following Fixed Rent schedule:

    "1.6        Period of Lease Term                Fixed Rent
                --------------------                ----------
                Year 1 (from Delivery)              US$580,275
                Year 2 through 9/15/95              US$586,058
                       (referred to as Year 2, but
                       actually an extended period
                       from the beginning of Year 2
                       through 9/15/95)"

2. The Fixed Rent schedule in Article 1.7 of the Lease "Rent During Lease Extension Term" is hereby deleted in its entirety and replaced with the following Fixed Rent schedule:

    "1.7        Period of Lease Term                Fixed Rent
                --------------------                ----------
                Year 3  (9/16/95-9/15/96)           US$591,841
                Year 4  (9/16/96-9/15/97)           US$597,623
                Year 5  (9/16/97-9/15/98)           US$603,406
                Year 6  (9/16/98-9/15/99)           US$604,998
                Year 7  (9/16/99-9/15/00)           US$606,506
                Year 8  (9/16/00-9/15/01)           US$608,013
                Year 9  (9/16/01-9/15/02)           US$609,521
                Year 10 (9/16/02-9/15/03)           US$611,028
                Year 11 (9/16/03-9/15/04)           US$612,536
                Year 12 (9/16/04-9/15/05)           US$614,043
                Year 13 (9/16/05-9/15/06)           US$615,551
                Year 14 (9/16/06-9/15/07)           US$617,058
                Year 15 (9/16/07-9/15/08)           US$618,566"

3. The schedule is Article 5.2.1 of the Lease "Fixed Rent" is hereby deleted in its entirety and replaced with the following schedule:

    "5.2.1      Period of Lease Term                Fixed Rent
                --------------------                ----------
                Year 1 (from Delivery)              US$580,275
                Year 2 through 9/15./95             US$586,058
                       (called Year 2, but actually
                       an extended period from the
                       beginning of Year 2 through
                       9/15/95)"

4. The Fixed Rent schedule in Article 5.3 of the Lease "Rent During Extension Term" is hereby deleted in its entirety and replaced with the following Fixed Rent schedule:

    "5.3        Period of Lease Term                Fixed Rent
                --------------------                ----------
                Year 3  (9/16/95-9/15/96)           US$591,841
                Year 4  (9/16/96-9/15/97)           US$597,623
                Year 5  (9/16/97-9/15/98)           US$603,406
                Year 6  (9/16/98-9/15/99)           US$604,998
                Year 7  (9/16/99-9/15/00)           US$606,506
                Year 8  (9/16/00-9/15/01)           US$608,013
                Year 9  (9/16/01-9/15/02)           US$609,521
                Year 10 (9/16/02-9/15/03)           US$611,028
                Year 11 (9/16/03-9/15/04)           US$612,536
                Year 12 (9/16/04-9/15/05)           US$614,043
                Year 13 (9/16/05-9/15/06)           US$615,551
                Year 14 (9/16/06-9/15/07)           US$617,058
                Year 15 (9/16/07-9/15/08)           US$618,566"

5.  For avoidance of doubt, the Variable Rent stipulated in Articles 1.6, 1.7,
5.2.2 and 5.3 will remain the same, unchanged, in full force and effect.

6. Except as specifically set forth in this Amendment, all terms and conditions of the Lease will remain in full force and effect during the Term of the Lease.

    IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Amendment No. 3 to Aircraft Lease Agreement dated September 30, 1992, to be executed by their respective officers on the day and year first written above.

INTERNATIONAL LEASE FINANCE                  WORLD AIRWAYS, INC.
CORPORATION

By: Kenneth D. Taylor                         By: /s/
    ------------------------                      -----------------------
Its: Vice President                           Its: Sr. Vice Pres Tech Svcs
     ----------------------                        ------------------------
Date: 4/15/93                                 Date: 4/15/93
      ---------------------------                   ------------------------